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Tenure Detail

Tenure Number ID	**509820** **View Tenure**
Termination Type	
Title Type	MCX
Tenure Sub Type	C
Tenure Type	M
Mining Division	
Good To Date	2006/MAR/30
Issue Date	2005/MAR/30
Termination Comments	
Termination Date	
Tag Number	
Claim Name	Tenakihi
Old Tenure Code	
Area In Hectares	360.357

Map Numbers:

094C

Owners:

200186 William Edward Gould 100.0%

Agents:

200186 William Edward Gould CEXT (4024323)

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